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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 1998

                             ----------------------

                      NATIONAL FINANCIAL AUTO FUNDING TRUST
             (Exact name of registrant as specified in its charter)

        DELAWARE                33-28829                        9999
(State of organization)   (Commission File No.)    (Primary Standard Industrial
                                                    Classification Code Number)

                                 One Park Place
                              621 N.W. 53rd Street
                              Boca Raton, FL 33487
                                 (800) 999-7535

   (Address and telephone number of Registrant's principal executive offices)

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Item 5.       OTHER EVENTS

Description of the Notes and the Receivables Pool

         National Financial Auto Funding Trust (the "Funding Trust") will cause to be filed with the Securities and Exchange Commission (the "Commission") pursuant to the Commission's Rule 424 a Prospectus Supplement and the Prospectus (together, the "Prospectus") filed as part of the Registration Statement on Form S-3, File No. 333-28829 in connection with the Funding Trust's issuance of a series of Notes, entitled National Auto Finance 1998-1 Trust Automobile Receivables-Backed Notes, Series 1998-1 (the "Notes"), to be issued pursuant to an Indenture, dated as of December 15, 1997, between (i) National Auto Finance 1998-1 Trust (the "Trust"), a Delaware business trust formed pursuant to a Trust Agreement dated as of December 15, 1997 between Funding Trust, as depositor, and Wilmington Trust Company, as Owner Trustee, and (ii) Harris Trust and Savings Bank, as Trustee and Trust Collateral Agent. The Notes designated as the Series 1998-1 Notes will be secured by trust property consisting primarily of a segregated pool (the "Receivables Pool") of non-prime motor vehicle retail installment sale contracts (the "Receivables"), all of which are secured by new or used automobiles, light-duty trucks, vans or minivans financed thereby. The Receivables Pool will consist of Receivables having an aggregate principal balance as of December 15, 1997 (the "Cut-off Date") of approximately $75,504,414.69 and certain additional Receivables to the extent purchased by the Trust on or prior to April 30, 1998 with funds deposited in a Pre-Funding Account in the amount of approximately $16,490,982.64

Computational Materials

         First Union Capital Markets Corp., as underwriter of the Notes (the "Underwriter") has provided certain prospective purchasers of Notes with certain computational materials (the "Computational Materials") in written form, which Computational Materials are in the nature of data tables relating to the structure and terms of the Notes and the hypothetical characteristics and hypothetical performance of the Notes under certain assumptions and scenarios, based on collateral information provided by National Auto Finance Company, Inc.

Consent of Independent Accountants

         The financial statements of Financial Security Assurance Inc. and subsidiaries included in certain documents filed by Financial Security Assurance Holdings Ltd. with the Commission pursuant to the Securities Exchange Act of 1934, as amended, together with the report of Coopers & Lybrand L.L.P., independent accountants, with respect thereto were incorporated in the Prospectus. The written consent of Coopers & Lybrand L.L.P. to the incorporation of that firm's report into the Prospectus is filed as exhibit 23 hereto.

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Item 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)     Not applicable.

              (b)     Not applicable.

              (c)     Exhibits

Exhibit No.           Description
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    23           Consent of Coopers & Lybrand L.L.P., independent accountants, to incorporation by reference into the Prospectus related to the National Auto Finance 1998-1 Trust Automobile Receivable-Backed Notes of that firm's report with respect to certain financial statements of Financial Security Assurance Inc. and subsidiaries.

    99 Computational Materials (as defined in Item 5) that have been provided by National Auto Finance Company, Inc. to certain prospective purchasers of National Auto Finance 1998-1 Trust Automobile Receivables-Backed Notes.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 15, 1998

                                         NATIONAL FINANCIAL AUTO FUNDING TRUST

                                         By:    /s/ Keith B. Stein
                                         -------------------------
                                         Name:  Keith B. Stein
                                         Title: Secretary

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                                INDEX TO EXHIBITS

                                                                   Sequentially
Exhibit No.        Description                                     Numbered Page
-----------        -----------                                     -------------

     23 Consent of Coopers & Lybrand L.L.P., independent accountants, to incorporation by reference into Prospectus related to the National Auto Finance 1998-1 Trust Auto-mobile Receivable-Backed Notes of that firm's report with respect to certain financial statements of Financial Security Assurance
                   Inc. and subsidiaries.


     99            Computational Materials (as defined in
                   Item 5) that have been provided to certain prospective purchasers of National Auto
                   Finance 1998-1 Trust Automobile
                   Receivables-Backed Notes